SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [ ]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[   ]    Definite Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Transnational Financial Corporation
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and 0-11.

         1.      Title of each class of securities to which transaction applies.



         2.      Aggregate number of securities to which transaction applied:




         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4.      Proposed maximum aggregate value of transaction:



         5.      Total fee paid:




[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid.

                  ---------------------

         2)       Form, Schedule or Registration Statement No.:

                  ---------------------

         3)       Filing Party:

                  ---------------------

         4)       Date Filed:

                  ---------------------

                       Transnational Financial Corporation
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 12, 1999

To the Stockholders of Transnational Financial Corporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Transnational Financial Corporation (the "Company"), a California corporation, will be held on Wednesday, May 12, 1999, beginning at 10:30 a.m., San Francisco time, at The Bankers Club, Bank of American Building, 555 California Street, 52nd Floor, San Francisco, CA 94104 for the following purposes:

      1. To elect six directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To ratify the Company's 1998 Stock Option Plan and increase the number of shares in the plan to 500,000 from 300,000;

      3. To change the name of the Company to Transnational Financial Network, Inc.;

      4. To ratify the appointment of independent auditors of the Company for the fiscal year 1999; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 24, 1999 as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 401 Taraval Street, San Francisco, CA 94116 for ten days prior to May 12, 1999.

      You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



                       BY ORDER OF THE BOARD OF DIRECTORS



San Francisco, CA

March 29, 1999

        -----------------------------------------------------------------

                                    IMPORTANT

          As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person. It is important that your shares be voted.

       ------------------------------------------------------------------

                       TRANSNATIONAL FINANCIAL CORPORATION
                   401 Taraval Street, San Francisco, CA 94116

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 12, 1999


      This Proxy Statement is furnished to stockholders of Transnational Financial Corporation, a California corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 12, 1999, and is being mailed with proxies to such stockholders on or about March 29, 1999. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 1998 Annual Report of the Company covering the fiscal year ended December 31, 1998, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on March 24, 1999. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 3,700,000 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 3,700,000.

                        Action to Be Taken at The Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company of persons named under the caption "Election of Directors"; (ii) FOR the ratification of the Company's 1998 Stock Option Plan and to increase the number of shares reserved to 500,000 from 300,000; (iii) FOR changing the name of the Company to Transnational Financial Network, Inc., (iv)FOR Deloitte & Touche, LLP, as the Company's independent auditors for the fiscal year ending December 31, 1999; and (v) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. To ratify the 1998 Stock Option Plan and increase the number of shares reserved thereunder requires the approval of the majority of all the shares outstanding. To change the name of the Company requires the approval of the majority of all the shares outstanding. The approval of Deloitte & Touche, LLP as the independent auditors requires the majority of all the shares outstanding. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

              Committees of the Board of Directors and Compensation

      The Company's Board of Directors has established an Audit Committee and a Compensation Committee whose members are Ms. Whitley and Mr. Shuey. The duties of the audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results os such review to the entire Board of Directors. The audit Committee also monitors the internal controls of the Company. The duties of the Compensation Committee are to provide a general review of the Company's Compensation and benefit plans to ensure that they meet corporate objectives and to administer or oversee the Company's Stock Option Plan and other benefit plans. In addition, the Compensation Committee reviews the compensation of officers of the Company and the recommendations of the Chief Executive Officer on (i) compensation of all employees of the Company and (ii) adopting and changing major Company compensation policies and practices. Except with respect to the administration of the Stock Option Plan, the Compensation Committee will report its recommendations to the entire Board of Directors for approval.

      The following sets forth certain information regarding compensation of directors paid for services in 1998 and those appointed to serve as directors.

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares           Options/SARS
Eugene Kristul                                                $  22,000
Hilary Whitley                                   7,000          120,461      18,750               60,000(1)
Robert A. Shuey                                  7,000                                            60,000(1)
Robert A. Forrester                                             121,264      12,500               60,000(1)


(5) The exercise price of all such options is $7.50. Of the 60,000 shares of Common Stock, 40,000 are exercisable upon a change of control in the Company.

         Non-employee directors of the Company receive $1,000 per month for each month the director served. The director also receives $500 per meeting attended and related travel expenses.

         Following completion of the Company's public offering, the Board of Directors met twice. Mr. Eugene Kristul did not attend one of those meetings.

                              Election of Directors

         Directors of California corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

            Name                            Age          Position

         Joseph Kristul                     51           Chief Executive Officer
                                                         and Treasurer, Director

         Maria Kristul                      51           President, Director

         Eugene Kristul                     28           Secretary, Director

         Hilary Whitley                     50           Director

         Robert A. Shuey                    44           Director

         Robert A. Forrester                54           Director



         Joseph Kristul founded the Company in 1985, has been a director and officer since that time and has been responsible for the Company's overall management since the Company's inception, emphasizing mortgage loan pricing, funding, administration and sales. Beginning in 1995 Mr. Kristul created the Company's wholesale division, developing the Company's base of brokers, which deliver loan product, and implementing systems and controls on the quality of the product delivered by brokers.

         Maria Kristul founded the Company in 1985, has been a director and officer since 1991, and has been responsible for the Company's retail division since the Company's inception. As well as personally originating approximately 60%, in 1998, of the retail division's production, Ms. Kristul oversees the retail division's day to day operations including training and managing that divisions sales and loan processing staff and its quality assurance.

         Eugene Kristul has been engaged in the private practice of law since December 1996. Eugene Kristul became a director in March 1998 and Secretary in 1996. Prior to becoming an attorney, Eugene Kristul was a law student.

         Joseph and Maria Kristul are husband and wife. Eugene Kristul is their son.

         Hilary Whitley became a director of the Company in April of 1998 and is the founder of Financial Capital Resources, Inc., which was formed in 1988 and specializes in client representation principally relating to financial matters within the mortgage banking industry. Prior to founding Financial Capital Resources, Ms. Whitley focused her career of over fifteen years on financial management, eight of which were directly involved with mortgage banking with an emphasis on mergers and acquisitions, business and strategic planning. Ms. Whitley has held the position of Chief Financial Officer for several companies and was previously in public accounting with the predecessor of KPMG Peat Marwick LLP.

         Robert A. Shuey, III, has been a director of the Company since August 1998. Mr. Shuey is Chief Executive Officer of EuroMed, Inc., the parent company of Redstone Securities, Inc. From August 1997 to December 1998 he acted as Managing Director of Capital Markets for Tejas Securities Group, Inc. From September 1996 to July 1997, he acted as Managing Director Corporate Finance for National Securities Corporation; from April 1995 to August 1996, he acted as Managing Director Corporate Finance for LaJolla Securities Corporation; from January 1993 to March 1995 he acted as Managing Director Corporate Finance for Dillon-Gage Securities, Inc. Mr. Shuey is a member of the Board of Directors of EuroMed, Inc., AutoBond Corporation, Westower, Inc. and Bioshield Technologies, Inc.

         Robert A. Forrester became a director of the Company in March, 1999. Mr. Forrester is an attorney and has practiced in his own firm since April 1989. Mr. Forrester is a member of the State Bars of Texas and California.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

       Ratification of Stock Option Plan and Increase in Number of Shares

         Prior to the completion of the Company's initial public offering in June 1998, its stockholders adopted the 1998 Stock Option Plan (the "Stock Option Plan") which provides for the grant to employees, officers, directors, and consultants to the Company or any parent, subsidiary or affiliate of the Company of up to 300,000 shares of the Company's Common Stock, subject to adjustment in the event of any subdivision, combination, or reclassification of shares. The Company's board of directors is asking for its stockholders to ratify the Stock Option Plan and increase the number of shares authorized thereunder to 500,000 shares.

         The Stock Option Plan will terminate in 2008. The Stock Option Plan provides for the grant of incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified options at the discretion of the Board of Directors or a committee of the Board of Directors (the "Committee"). The exercise price of any option will not be less than the fair market value of the shares at the time the option is granted. The options granted are exercisable within the times or upon the events determined by the Board or Committee set forth in the grant, but no option is exercisable beyond ten years from the date of the grant. The Board of Directors or Committee administering the Stock Option Plan will determine whether each option is to be an ISO or non-qualified stock option, the number of shares, the exercise price, the period during which the option may be exercised, and any other terms and conditions of the option. The holder of an option may pay the option price in (1) cash, (2) check, (3) other mature shares of the Company, (4) any combination of the foregoing methods of payment, or (5) other consideration or method of payment for the issuance of shares as may be permitted under applicable law. The options are nontransferable except by will or by the laws of descent and distribution. Upon dissolution, liquidation, merger, sale of stock or sale of substantially all assets, outstanding options, notwithstanding the terms of the grant, will become exercisable in full at least 10 days prior to the transaction. The Stock Option Plan is subject to amendment or termination at any time and from time to time, subject to certain limitations.

         The plan is administered by the Compensation Committee of the Board of Directors.

         In April of 1998 the Company agreed to grant options for 15,000 shares each to Messrs. Bronson, Heidari and Kiehn, exercisable at the initial public offering price of this offering, effective upon the consummation of the Company's public offering. In January of 1999 the Company granted options to Maria Kristul to acquire 30,000 shares and granted, provided the existing San Francisco retail office generates $150,000,000 in mortgage loans in 1999,options to acquire an additional 20,000 shares. For each $10,000,000 in mortgage loans that such office generates above $150,000,000 in 1999, Ms. Kristul will receive the right to acquire an additional 5,000 shares. Furthermore, the Company granted to Ms. Schnupp options to acquire 15,000 shares of Common Stock, and the Company has reserved 87,500 shares of Common Stock for employees of the Company. Accordingly, there are a total of 197,500 presently reserved for issuance under the Stock Option Plan. All options granted to any employee is at an exercise price of $7.50 per share.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO RATIFY THE STOCK OPTION PLAN AND INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER TO 500,000. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE STOCK OPTION PLAN AND INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER TO 500,000. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE

SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE RATIFICATION OF THE STOCK OPTION PLAN AND INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER TO 500,000.

     Change the name of the Company to Transnational Financial Network, Inc.

         The Company's board of directors has recommended that the Company change its name to Transnational Financial Network, Inc. The directors believe that the new name reflects its network of wholesale brokers, the Company's increasing use of the internet to coordinate the processing of mortgage loans with the Company's wholesale brokers as well as the Company's plans to accept mortgage loan applications through the internet. To change the Company's name requires the Company to amend its Articles of Incorporation.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO CHANGE THE NAME OF THE CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" CHANGING THE NAME OF THE COMPANY. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" CHANGING THE NAME OF THE COMPANY TO TRANSNATIONAL FINANCIAL NETWORK, INC.

                       Appointment of Independent Auditors

         It is proposed that the firm of Deloitte & Touche, LLP be appointed as independent auditors of the Company for the fiscal year ending December 31, 1999, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Deloitte & Touche, LLP has served as the Company's independent auditors since the fiscal year ending December 31, 1998.

         Effective September 14, 1998, the Company appointed Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of Moss Adams LLP, who was dismissed as auditors of the Company contemporaneously therewith and asked to furnish a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in the Company's filing with the Securities and Exchange Commission on Form 8-K.

         In the filing with the Securities and Exchange Commission on Form 8-K, the Company's management represented the following:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants from Moss Adams LLP (the "Accountant") to Deloitte & Touche LLP has been approved by the Company's Board of Directors

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The [Company] has authorized the Accountant to respond fully to the inquiries of the successor accountant.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(v) of Regulation S-K, including but not limited to:

                           (i) except as set forth in (e) below, the Accountant
                  has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                           (ii)the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (iii)the Accountant has not advised the registrant of
                  the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                           (iv)the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                  (e) In a report to the United States Department of Housing and Urban Development, dated March 12, 1998, the Accountant indicated the following with respect to the [Company]:

                  "The Company did not employ a sufficient number of accounting and finance personnel. The effects of not maintaining an adequate accounting staff and system of internal controls can result in errors in the processing and recording of financial data.

                  "The Company has experienced rapid growth in recent years, and is in a phase of transition, moving from a small, closely held business towards a larger, professionally managed organization. Accordingly, in the past, the Company has focused resources on its core loan production business, and has oriented itself towards developing processes and controls over administering loan origination and secondary marketing activities rather than emphasizing the reporting of financial data."

         The Accountant concluded, "The reportable condition described above is a material weakness." The registrant stated in the same report:

         "We agree with the auditors reportable condition...Until the advent of recent growth, our Company was able to operate efficiently without a complex or sophisticated accounting system.

         "Pursuant to an extensive interview and hiring process, the Company has employed a corporate controller who is experienced in the mortgage banking industry. The addition of experienced personnel in the accounting and finance area will ensure that financial data is reported properly."

         In the same letter the Accountant concluded that it had "performed tests of its [the Company's] compliance with certain provisions of laws, regulations, contracts and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards."

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

         THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS. Executive Officers and Compensation The following table sets forth certain information regarding the Company's directors and executive officers.

      Name            Age        Position
Joseph Kristul        51         Chief Executive Officer and Treasurer, Director
Maria Kristul         51         President, Director
Eugene Kristul        28         Secretary, Director
Chito F. Schnupp      48         Executive Vice President
Robert W. Bronson     42         Senior Vice President
Ronald W. Kiehn       57         Director of Operations

      Chito F. Schnupp joined the Company in February, 1999, and is manager of the Company's loan administration operations. Ms. Schnupp was Vice President of Secondary Marketing from October, 1988, to December, 1995 for Medallion/AccuBank Mortgage. From March, 1996 to March ,1998 she was Vice President of Secondary Marketing for First Franklin Financial Corporation and from March, 1998 through January, 1999 she was Vice President of Operations for Crossland Mortgage.

      Robert W. Bronson joined the Company effective April 1, 1998, and is the Company's Senior Vice President of Secondary Marketing. In 1997 and 1998 Mr. Bronson was an Account Manager for Tuttle & Co., a mortgage trading firm. Prior to joining Tuttle & Co., Mr. Bronson was Vice President of Secondary Marketing for WMC Mortgage Corp and that firm's predecessor, Weyerhaeuser Mortgage Company where he was responsible for that firm's trading operations, responsibilities he assumed in 1991. Mr. Bronson joined Weyerhaeuser Mortgage Company in 1986, and prior to assuming responsibilities for that firm's trading operations, Mr. Bronson held a variety of positions in the corporate finance department.

      Ronald W. Kiehn joined the Company in February of 1997 and is responsible for administration of the Company's wholesale loan origination. For approximately one year prior to joining the Company, Mr. Kiehn was a private consultant to the mortgage banking industry emphasizing sales, marketing, secondary marketing, underwriting and due diligence. From June of 1991 through December of 1995, Mr. Kiehn was Vice President of Secondary Marketing for Medallion Mortgage Company, and from 1986 through 1991, Mr. Kiehn held sales and marketing positions as well as secondary marketing and loan administration responsibilities for Mortgage Loans America.

      Biographical information regarding the Company's executive officers that are also directors are set forth under the caption "Election of Directors" on page 4.

      The following table sets forth certain information concerning the compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1998, and 1997.

                           Summary Compensation Table

      Name and                                         Annual Compensation (1)            All Other
      Principal Position              Fiscal Year         Salary     Bonus (2)          Compensation
      ------------------              -----------         ------     ---------          ------------
Joseph Kristul (1)                        1998          $166,667             -               $442,661
Chief Executive Officer                   1997           $12,000             -               $256,536

Maria Kristul                             1998          $296,887             -               $442,661
President                                 1997           $12,000             -               $256,537

Ron Kiehn (2)                             1998          $113,639             -                 -
Vice President

----------------

         (1) All Other Compensation represent distributions made to Joseph and Maria Kristul in connection with the Company's status as an S corporation.

         (2) In 1998 the Company granted to Mr. Kiehn the right to acquire 15,000 shares of Common Stock of which Mr. Kiehn presently has the right to acquire 6,000 of such shares. The exercise price is $7.50 and the option expires in 2008.

Section 16(a) Beneficial Ownership Reporting Compliance.

      The Company became a reporting Company on June 24, 1998. The initial Form 3's for Joseph Kristul, Maria Kristul, Eugene Kristul, Hilary Whitley, Rob Bronson, and Ron Kiehn were filed on September 4,

1998. The initial Form 3 for Robert A. Shuey, who became a director on August 14, 1998, was filed on February 5, 1999.

      On July 1, 1998 and July 27, 1998, the Kristul Family LLC, of which Joseph and Maria Kristul are beneficial owners, sold 50,000 and 88,790 shares, respectively. The sales price in these transactions was $7.50 and the transactions were reported on September 18, 1998. On December 16, and December 21, 1998, Ms. Whitley purchased 9.900 shares for $4.50 and 1,100 shares for $4.0625, respectively. These purchases were reported on February 5, 1998.

Certain Relationships and Related Transactions

      Joseph and Maria Kristul each personally guaranteed the Company's warehouse lines of credit with Warehouse Lending Corporation of America and PNC Mortgage Bank, National Association. After the close of the Company's public offering in June, 1998, the Company entered into a new warehouse line of credit with Guaranty Federal Savings Bank, F.S.B. Thereafter the Company did not renew the previous agreements, and the Kristuls no longer guaranty any of the Company's indebtedness.

      In 1997 and 1996, certain of the Company's certificates of deposit were pledged to Wells Fargo Bank, N.A., for the personal indebtedness of Joseph and Maria Kristul. In March 1998, Wells Fargo released this security interest.

      In March 1998, the Company entered into a subordinated debt agreement with InSouth Bank under which all of the Company's stock at the time, or 2,468,750 shares, was pledged to secure the indebtedness of $1,000,000. Upon completion of the Company's public offering the subordinated debt was repaid and the Kristul's pledge and personal guarantees released.

      The Company has agreed to indemnify Joseph and Maria Kristul for taxes owing by the Company for which Joseph and Maria Kristul are obligated upon the termination of the Company's status as an S corporation.

      Eugene Kristul receives a monthly retainer of $2,000 for legal services rendered to the Company.

      For the year ended December 31, 1997, the Company paid to Financial Capital Resources, Inc., an affiliate of Ms. Whitley's, $5,600 for consulting services. In connection with consulting services rendered to the Company in 1998 by Financial Capital Resources, Inc., the Company paid to Financial Capital Resources $120,461 and issued 18,750 shares of Common Stock in connection with services rendered for the Company's initial public offering .

      Effective December 31, 1997, the Company entered into a promissory note payable to the Company by Joseph and Maria Kristul which matured March 31, 1998 bearing interest at 6.5% per annum. This note has been repaid as of March 31, 1998.

      In 1998 the Company issued to Mr. Forrester 12,500 shares of Common Stock in connection with services rendered for the Company's initial public offering and paid Mr. Forrester $121,264 in connection with legal services rendered to the Company.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 15, 1999, by
(i) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, and
(iii) all directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

Name of                                            Number of
Beneficial Owner                                   Shares Owned          Percent
----------------                                   ------------          -------
Kristul Family LLC(1)(2)                           2,329,960              60.8
401 Taraval Street
San Francisco, CA 94116

Joseph Kristul(1)(2)                               2,340,060              61.1
401 Taraval Street
San Francisco, CA 94116

Maria Kristul(1)(2)(3)                             2,370,060              61.9
401 Taraval Street
San Francisco, CA 94116

Eugene Kristul(4)                                     20,000               0.5
401 Taraval Street
San Francisco, CA 94116

Hilary Whitley(4)                                     57,900               1.5
5445 Mariner
Suite 107
Tampa FL 33609

Robert A. Shuey(4)                                    20,100               0.5
8214 Westchester
Suite 500
Dallas, TX 75225

Robert A. Forrester(4)                                32,500               0.8
1215 Executive Drive West
Suite 102
Richardson, TX 75081

Ronald W. Kiehn(5)                                     6,000               0.2
                                                           -                 -
All Executive Officers  and
 Directors as a group (11 persons)(3)(4)(5)        2,528,360              66.0%

-------------------
(1) Joseph Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Maria Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(2) Maria Kristul is a managing member of the Kristul Family LLC and the beneficial owner of 42.5% of the shares held by the Kristul Family LLC and is jointly with Joseph Kristul the beneficiary of a trust that is a member owning 15% of the Kristul Family LLC.

(3) Includes 30,000 shares that Mrs. Kristul has the right to acquire for $7.50 per share pursuant to the Stock Option Plan.

(4) Includes 20,000 shares of Common Stock Ms. Whitley and Messrs. Shuey, Eugene Kristul and Forrester each have the right to acquire pursuant to a non-qualified warrant.

(5) Includes 6,000 shares Mr. Kiehn has the right to acquire pursuant to the Company's Stock Option Plan and 21,000 shares executive officers and directors have the right to acquire as a group pursuant to the Stock Option Plan.

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in May of 2000 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on January 7, 2000.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 1998 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 401 Taraval Street, San Francisco, CA 94116. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

         By Order of the Board of Directors.


         Joseph Kristul Chairman of the Board of Directors

         San Francisco, California
         March 29, 1999

                                    EXHIBIT A
                      AMENDED 1998 STOCK COMPENSATION PLAN

                                       OF

                       TRANSNATIONAL FINANCIAL CORPORATION


         1. Purpose of Plan. This 1998 Stock Compensation Plan ("Plan") is intended to encourage ownership of the common stock of TRANSANTIONAL FINANCIAL CORPORATION ("Company") by certain officers, directors, employees and advisors of the Company or any Subsidiary or Subsidiaries of the Company (as hereinafter defined) in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options and related stock appreciation rights to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of
Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended ("Code"), or options which do not Incentive Options ("Nonqualified Options") as determined by the Committee (as hereinafter defined) at the time of issuance of such options. Incentive Options, Nonqualified Options and Reload Options (as defined in Section 11 hereof) are herein sometimes referred to collectively as "Options". As used herein, the term Subsidiary or Subsidiaries shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. Stock Subject to the Plan. Subject to adjustment as provided in
Section 14 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan, an aggregate of Five hundred thousand (500,000) shares of the common stock, without par value, of the Company ("Common Stock"), which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the Company ("Board of Directors"). To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If and to the extent that any Option to purchase reserved shares shall not be exercised by the optionee for any reason or if such Option to purchase shall terminate as provided herein, such shares which have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 14 hereof).

3. Administration of the Plan.

         (a) General. The Plan shall be administered by a Compensation Committee ("Committee") appointed by the Board of Directors, which Committee shall consist of not less than two (2) members of the Board of Directors who are not eligible to participate in the Plan, and have not, for a period of at least one (1) year prior thereto been eligible to participate in the Plan, except that if at any time there shall be less than two (2) who are qualified to serve on the Committee, then the Plan shall be administered by the full Board of Directors. All references in this Plan to the Committee shall be deemed to refer instead to the full Board of Directors at any time there is not a committee of two (2) members qualified to act hereunder. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board of Directors does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan, including, but not limited to, (i) who shall be granted Options under the Plan, (ii) the term of each Option, (iii) the number of shares covered by such Option, (iv) whether the Option shall constitute an Incentive Option or a Nonqualified Option or a Reload Option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the Option, (vi) the period during which the Option may be exercised, (vii) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (viii) the time or times at which Options shall be granted. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

         The interpretation by the Committee of any provision of the Plan or of any option agreement entered into hereunder with respect to any Incentive Option shall be in accordance with Section 422 of the Code and the regulations issued thereunder, as such section or regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreements shall constitute "Incentive Stock Options" within the meaning of such section. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. Upon issuing an Option under the Plan, the Committee shall report to the Board of Directors the name of the person granted the Option, whether the Option is an Incentive Option or a Nonqualified Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

         (b) Changes in Law Applicable. If the laws relating to Incentive Options or Nonqualified Options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Incentive Options or Nonqualified Options, respectively, to conform to such changes in the law without the necessity of obtaining further shareholder approval, unless the changes require such approval.

         4. Types of Awards Under the Plan. Awards under the Plan may be in the form of either Options, alternate stock appreciation rights (as described in Section 10 hereof), or a combination thereof.

         5. Persons to Whom Options Shall be Granted.

              (a) Nonqualified Options. Nonqualified Options shall be granted only to officers, directors (other than "Outside Directors" of the Company or a Subsidiary [as hereinafter defined]), employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Nonqualified Options, are either officers, directors (other than Outside Directors), employees or advisors of the Company or a Subsidiary. As used herein, the term "Outside Director" shall mean any director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary.

              (b) Incentive Options. Incentive Options shall be granted only to employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Incentive Option are either an employee of the Company or a Subsidiary. Subject to the provisions of Section 8(g) hereof, no individual shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("10% Shareholder").

         6. Factors to Be Considered in Granting Options. In making any determination as to persons to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         7. Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the Shareholders of the Company or a Subsidiary nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall be effected only when a written Option Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof including those set forth in Section 8 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this Section 7.

         8. Terms and Conditions of Options. All Options granted pursuant to this Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

              (a) Number of Shares. Each Option shall state the number of shares of Common Stock which it represents.

              (b) Type of Option. Each Option shall state whether it is intended to be an Incentive Option or a Nonqualified Option.

              (c) Option Period.

                        (1) General. Each Option shall state the date upon which
                  it is granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant; provided, however, if an Incentive Option is granted to a 10% Shareholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof.

                        (2) Termination of Employment. Except as otherwise
                  provided in case of Disability (as hereinafter defined), death or Change of Control (as hereinafter defined), no Option shall be exercisable after an optionee who is an employee of the Company or a Subsidiary ceases to be employed by the Company or a Subsidiary as an employee; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date of termination of such optionee's employment; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and provided further, no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted.

                        (3) Cessation of Service as Director or Advisor. In the
                  event an optionee who was a director or advisor of the Company or a Subsidiary ceases to be a director or advisor of the Company or a Subsidiary for any reason, other than Disability or death, prior to the full exercise of the Option, such optionee may exercise his Option at any time within ninety
                  (90) days after such optionee's status as a director or advisor of the Company or a Subsidiary is so terminated to the extent he was entitled to exercise such Option at the date such optionee's status as a director or advisor of the Company or a Subsidiary terminated; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

                        (4) Disability. If an optionee's employment is
                  terminated by reason of the permanent and total Disability of such optionee or if an optionee who is a director or advisor of the Company or a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such optionee, the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than one (1) year following the date of termination of the optionee's employment or the date such optionee ceases to be a director or advisor of the Company or a Subsidiary, as the case may be, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10%

                  Shareholder shall be exercisable after the expiration of five
                  (5) years from the date it is granted. For purposes of this Plan, the term "Disability" shall mean the inability of the optionee to fulfill such optionee's obligations to the Company or a Subsidiary by reason of any physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a physician acceptable to the Committee in its sole discretion.

                        (5) Death. If an optionee dies while in the employ of
                  the Company or a Subsidiary, or while serving as a director or advisor of the Company or a Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the optionee's death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, but only to the extent that the optionee was entitled to exercise such Option at the date of such optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Shareholder shall be exercisable after the expiration of five
                  (5) years from the date it is granted.

                        (6) Acceleration and Exercise Upon Change of Control.
                  Notwithstanding the preceding provisions of this Section 8(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control (as hereinafter defined) of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                                (i) Any "person", including a "group" as
                           determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, other than a person who is such a beneficial owner on the effective date of the Plan and any affiliate of such person;

                                (ii) As a result of, or in connection with, any
                           tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions ("Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                                (iii) Following the effective date of the Plan,
                           the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;

                                (iv) A tender offer or exchange offer is made
                           and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

                                (v) The Company transfers more than 50% of its
                           assets, or the last of a series of transfers result in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 8(c)(6)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined by an independent appraisal thereof, and (ii) the net book value of all other assets of the Company, each taken as of the date of the Transaction involved.

                           In addition, upon a Change of Control, any Options
                  previously granted under the Plan to the extent not already exercised may be exercised in whole or in part either immediately or at any time during the term of the Option as such holder shall elect.

                  (d)  Option Prices.

                        (1) Nonqualified Options. The purchase price or prices
                  of the shares of the Common Stock which shall be offered to any person under the Plan and covered by a yOption shall be the price determined by the Committee at the time of granting of the Nonqualified Option, which price may be less than, equal to or higher than one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Nonqualified Option.

                        (2) Incentive Options. The purchase price or prices of
                  the shares of the Common Stock which shall be offered to any person under the Plan and covered by an Incentive Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Incentive Option or such higher purchase price as may be determined by the Committee at the time of granting the Incentive Option; provided, however, if an Incentive Option is granted to a 10% Shareholder, the purchase price of the shares of the Common Stock of the Company covered by such Incentive Option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the Incentive Option is granted.

                        (3) Determination of Fair Market Value. During such time
                  as the Common Stock of the Company is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the day the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask," prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of the Common Stock of the Company shall have been made on established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

                  (e) Exercise of Options. To the extent that a holder of an Option has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by
         Section 8(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if the Option shall be exercised, pursuant to Section 8(c)(4) or Section 8(c)(5) hereof, by any person or persons other than the optionee, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

                  (f) Nontransferability of Options. An Option granted pursuant to the Plan shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and not be assignable or transferable by the optionee otherwise than by Will or the laws of descent and distribution. An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the foregoing provisions of this Section 8(f), or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

                  (g) Limitations on 10% Shareholders. No Incentive yOption may be granted under the Plan to any 10% Shareholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the day the Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date the Incentive Option is granted.

                  (h) Limits on Vesting of Incentive Options. An individual may be granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such option shall be treated as an option which is not an Incentive Option.

                  (i) Compliance with Securities Laws. The Plan and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligations to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the stock option agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with said laws. Such changes may be made with respect to any particular Option or stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                  (j) Additional Provisions. The Option Agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary in order that the option will be an "Incentive Stock Option" as defined in
         Section 422 of the Code.

         9. Medium and Time of Payment. The purchase price of the shares of the Common Stock as to which the Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of the Option, (ii) by tendering to the Company shares of the Company's Common Stock having a fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of the Company's Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of the Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of the Common Stock purchased and no certificate for such shares will be issued until the personal check clears in normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be null and void. In the event the optionee tenders shares of the Company's Common Stock in full or partial payment for the shares being purchased pursuant to the Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock powers endorsed in favor of the Company with the signature on such stock power being guaranteed. If an optionee tenders shares, such optionee assumes sole and full responsibility for the tax consequences, if any, to such optionee arising therefrom, including the possible application of Code Section 424(c), or its successor Code section, which negates any nonrecognition of income rule with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to receive preferential tax treatment.

         10.  Alternate Stock Appreciation Rights.

                  (a) Award of Alternate Stock Rights. Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Option must be granted together with the Related Option. A SAR granted with respect to a Nonqualified Option may be granted together with or subsequent to the grant of such Related Option.

                  (b) Alternate Stock Rights Agreement. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the optionee receiving the Related Option.

                  (c) Exercise. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the SAR, the number of shares in respect of which it is being exercised, shall be signed by the person so exercising the SAR and shall be accompanied by the agreement evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR and the Related Option the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

                  (d) Amount of Payment. The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the Option related to said SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment. For this purpose, the fair market value of a share of Common Stock shall be determined as set forth in Section 8(d) hereof.

                  (e) Form of Payment. The amount payable by the Company to an optionee upon exercise of a SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of SAR shall be determined by dividing the amount of payment determined pursuant to
         Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of this Plan, the exercise date of a SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

                  (f) Termination of SAR. Except as otherwise provided in case of Disability (as defined in Section 8(c)(4) hereof) or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or advisor of the Company or Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three
         (3) months following the date such optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided further, that the Committee may not extend the period during which an optionee may exercise a SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or advisor of the Company is terminated due to the Disability or death of such optionee, the Committee shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Option related to said SAR as set forth in Sections 8(c)(4) and 8(c)(5) hereof, respectively.

                  (g) Effect of Exercise of SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares ycovered by the Related Option.

                  (h) Effect of Exercise of Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                  (i) Nontransferability of SAR. A SAR granted pursuant to this Plan shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and, subject to the provisions of Section 10(f) hereof, shall not be assignable or transferable by the optionee. A SAR granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 10(i), or the levy of any attachment or similar process upon a SAR or such rights, shall be null and void.

         11.  Reload Options.

                  (a) Authorization of Reload Options. Concurrently with the award of Nonqualified Options and/or the award of Incentive Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

                        (1) The number of shares of Common Stock used to
                  exercise the underlying Nonqualifying Option or Incentive Option; and

                        (2) To the extent authorized by the Committee, the
                  number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualifying Option or Incentive Options.

         The grant of a Reload Option will become effective upon the exercise of the underlying Nonqualifying Option, Incentive Option or Reload Option through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  (b) Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualifying Option and/or Incentive Option. Upon the exercise of an underlying Option or Incentive Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

                  (c) Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

                  (d) Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Nonqualifying Option and/or Incentive Option.

                  (e) Termination of Employment. No additional Reload Options shall be granted to optionees when Nonqualifying Options, Incentive Option and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

                  (f) Applicability of Other Sections. To the extent not inconsistent with the foregoing provisions of this Section, the other Sections of this Plan pertaining to Options, including Sections 5, 8, and 9, are incorporated herein by this reference thereto as through fully set forth herein.

         12. Rights as a Shareholder. The holder of an Option or a SAR shall have no rights as a shareholder with respect to the shares covered by the Option or SAR until the due exercise of the Option, Related Option, or SAR and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

         13. Optionee's Agreement to Serve. Each employee receiving an Option shall, as one of the terms of the Option Agreement agree that such employee will remain in the employ of the Company or Subsidiary for a period of at least one
(1) year from the date on which the Option shall be granted to such employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Any termination of such employee's employment during the period which the employee has agreed pursuant to the foregoing provisions of this Section 13 to remain in employment that is either for cause or voluntary on the part of the employee shall be deemed a violation by the employee of such employee's agreement. In the event of such violation, any Option or Options held by such employee, to the extent not theretofore exercised, shall forthwith terminate, unless otherwise determined by the Committee. Notwithstanding the preceding, neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the optionee the right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

14.  Adjustments on Changes in Capitalization.

                  (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, and the exercise price per share thereof specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date the Option is granted, so that upon exercise of the Option, the optionee shall receive the same number of shares the optionee would have received had the optionee been the holder of all shares subject to such optionee's outstanding Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company.

                  (b) Reorganization, Dissolution or Liquidation. Subject to any required action by the Shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each optionee, and each optionee shall, in such event, have the right, during the said period of thirty (30) days preceding such termination date, to exercise such optionee's Option in whole or in part in the manner herein set forth.

                  (c) Change in Par Value. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

                  (d) Notice of Adjustments. To the extent that the adjustments set forth in the foregoing paragraphs of this Section 14 relate to stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

                  (e) Effect Upon Holder of Option. Except as hereinbefore expressly provided in this Section 14, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:

                        (1) The grant or exercise of any other options which may
                  be granted or exercised under any qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

                        (2) The sale of any shares of Common Stock in the
                  Company's initial or any subsequent public offering, including, without limitation, shares sold upon the exercise of any overallotment option granted to the underwriter in connection with such offering;

                        (3) The issuance, sale or exercise of any warrants to
                  purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

                        (4) The issuance or sale of rights, promissory notes or
                  other securities convertible into shares of Common Stock in accordance with the terms of such securities ("Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

                        (5) The issuance or sale of Common Stock upon conversion
                  or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

                        (6) Upon any amendment to or change in the terms of any
                  rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

                  (f) Right of Company to Make Adjustments. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         15. Investment Purpose. Each Option under the Plan shall be granted on the condition that the purchase of the shares of stock thereunder shall be for investment purposes, and not with a view to resale or distribution; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

         16. No Obligation to Exercise Option or SAR. The granting of an Option or SAR shall impose no obligation upon the optionee to exercise such Option or SAR.

         17. Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised). Neither the Committee nor the Board of Directors shall, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         18. Effective Date of the Plan. The Plan shall become effective on the date of execution hereof, which date is the date the Board of Directors approved and adopted the Plan ("Effective Date"); provided, however, if the Shareholders of the Company shall not have approved the Plan by the requisite vote of the Shareholders, within twelve (12) months after the Effective Date, then the Plan shall terminate and all Options theretofore granted under the Plan shall terminate and be null and void.

         19. Termination of the Plan. This Plan shall terminate as of the expiration of ten (10) years from the Effective Date. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

         20. Amendment of the Plan. The Plan may be terminated at any time by the Board of Directors of the Company. The Board of Directors may at any time and from time to time without obtaining the approval of the Shareholders of the Company or a Subsidiary, modify or amend the Plan (including such form of Option Agreement as hereinabove mentioned) in such respects as it shall deem advisable in order that the Incentive Options granted under the Plan shall be "Incentive Stock Options" as defined in Section 422 of the Code or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan, except as provided in Section 14 hereof; or (b) the option prices other than to change the manner of determining the fair market value of the Common Stock for the purpose of Section 8(d) hereof to conform with any then applicable provisions of the Code or regulations thereunder; or (c) the periods during which Options may be granted or exercised; or (d) the provisions relating to the determination of persons to whom Options shall be granted and the number of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of the person to whom any Option shall theretofore have been granted, affect that person's rights under an Option theretofore granted to such person. With the consent of the person to whom such Option was granted, an outstanding Option may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of this Plan applicable to the grant of a new Option on the date of modification or amendment.

         21. Withholding. Whenever an optionee shall recognize compensation income as a result of the exercise of any Option or SAR granted under the Plan, the optionee shall remit in cash to the Company or Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then current provisions of the Code. The full amount of such withholding shall be paid by the optionee simultaneously with the award or exercise of an Option or SAR, as applicable.

         22. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceedings, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

         23. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

         24. Governing Law. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company.

EXECUTED this _____ day of ______, 1999.

                           TRANSNATIONAL FINANCIAL CORPORATION




                           By: ______________________________
                               Joseph Kristul,
                               President


ATTEST:




------------------------------

Eugene Kristul,

Secretary

                                    Exhibit B

RESOLVED, that Article One of the Corporation's Articles of Incorporation be, and it hereby is deleted in its entirety and a new Article One be, and it hereby is, adopted to read as follows:


ONE. The name of the corporation is TRANSNATIONAL FINANCIAL NETWORK, INC.

PROXY           This Proxy is Solicited on Behalf of the Board of Directors
                       ----------------------------------
                                 ANNUAL MEETING
                                  May 12, 1999

 The undersigned hereby appoints Joseph Kristul and Maria Kristul, and each of them, proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Transnational Financial Corporation, to be held on Wednesday, May 12, 1999, at 10:30 a.m. at The Bankers Club, Bank of America Building, 555 California St., 52nd Floor, San Francisco, CA 94104 and at any and all adjournments thereof:


1.   ELECTION OF          o   FOR all nominees listed below (except        o    WITHHOLD AUTHORITY to
      DIRECTORS               as marked to the contrary below)                  vote for all nominees listed below


           Joseph Kristul   Maria Kristul   Eugene Kristul   Hilary Whitley
                      Robert A. Shuey   Robert A. Forrester

INSTRUCTION:      To withhold authority to vote for any individual nominee,
                  strike a line through or otherwise strike the nominee's name in the list above.

2. PROPOSAL TO RATIFY THE COMPANY'S 1998 STOCK OPTION PLAN AND TO INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER TO 500,000 SHARES.


o    FOR                  o    AGAINST                o    ABSTAIN


3.   PROPOSAL TO CHANGE THE COMPANY'S NAME TO TRANSNATIONAL FINANCIAL NETWORK,
     INC.


o    FOR                  o    AGAINST                o    ABSTAIN


4. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


o    FOR                  o    AGAINST                o    ABSTAIN


     In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.




Dated: _________________                  ______________________________________

                                          --------------------------------------
                                                Signatures of Stockholder(s)

                                          NOTE: Signature should agree with name
                                          on stock certificate as printed
                                          hereon. Executors, administrators,
                                          trustees and other fiduciaries should
                                          so indicate when signing.



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